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                                                                   Exhibit 10.14

                                    WARRANT

THIS WARRANT AND THE SHARES OF PREFERRED STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR UNDER ANY APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN TAKEN BY THE REGISTERED OWNER FOR INVESTMENT, AND WITHOUT A VIEW TO RESALE OR DISTRIBUTION THEREOF, AND MAY NOT BE TRANSFERRED OR DISPOSED OF WITHOUT AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH TRANSFER OR DISPOSITION DOES NOT VIOLATE THE 1933 ACT, AND THE RULES AND REGULATIONS THEREUNDER.

NO. B-8                                  Warrant to Purchase 20,017
                              Shares of Convertible Preferred Stock


                WARRANT TO PURCHASE CONVERTIBLE PREFERRED STOCK
                                      OF
                                ORTHOVITA, INC.

          This Warrant certifies that, for value received, Howard Salasin or registered assigns (the "Holder"), is entitled, at or before 5:00 p.m., Eastern Daylight Time, on May 9, 2000 to purchase, subject to the provisions of this Warrant, from Orthovita, Inc., a Pennsylvania corporation (the "Company"), up to Twenty Thousand Seventeen (20,017) shares of the Company's Class B Convertible Preferred Stock, par value $.01 per share (the "Preferred Stock"), subject to adjustment as provided in Section (h), at an exercise price ("Exercise Price") of $1.75 per share of Preferred Stock.

          This Warrant has been issued by the Company pursuant to the Purchase Agreement executed on even date herewith (the "Purchase Agreement") among the Company, the Holder, and certain other purchasers of Warrants.

          (a) EXERCISE OF WARRANT. This Warrant may be exercised, in whole or in part, by presentation and surrender of this Warrant to the Company at its principal office, with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price for the number of shares specified in such form. Payment of the Exercise Price may be made by certified check, wire transfer of immediately available funds or bank treasurer's or cashier's check, in each case payable in United States currency, to the order of the Company. Upon receipt by the Company of this Warrant at its principal office, in proper form for exercise, including proper payment of the Exercise Price for the number of shares of Preferred Stock as to which this Warrant is then being exercised, the Holder shall be deemed to be the holder of record of the shares of Preferred Stock issuable upon such exercise (the

"Warrant Shares") for all purposes. The Company shall issue certificates representing the Warrant Shares as to which this Warrant has been properly exercised as promptly as practicable after such exercise. If this Warrant shall have been exercised in part, the Company, at the time of delivery of the certificate or certificates representing the Warrant Shares issuable upon such exercise, shall deliver to the Holder a new Warrant evidencing the rights to purchase the number of shares of Preferred Stock as to which this Warrant has not been exercised, which new Warrant in all other respects shall be identical with this Warrant.

          (b) RESERVATION OF SHARES. The Company shall at all times reserve and keep available, for issuance and/or delivery upon exercise of this Warrant, such number of shares of Preferred Stock as shall be required for issuance and delivery upon exercise in full of this Warrant.

          (c) STATUS OF SHARES. All shares of Preferred Stock which shall be issued upon the exercise of this Warrant shall be validly issued, fully paid and nonassessable.

          (d) FRACTIONAL SHARES. The Company shall not be required to issue fractions of shares on the exercise of this Warrant. If any fraction of a share would, except for the provisions of this Section (d), be issuable on the exercise of this Warrant, the Company shall (1) if the fraction of a share otherwise issuable is equal to or less than one-half, round down and issue to the Holder only the largest whole number of shares of Preferred Stock to which the Holder is otherwise entitled, or (2) if the fraction of a share otherwise issuable is greater than one-half, round up and issue to the Holder one additional share of Preferred Stock in addition to the largest whole number of shares of Preferred Stock to which the Holder is otherwise entitled.

          (e) REPLACEMENT OF WARRANT. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant (and in the case of loss, theft or destruction, proof of ownership), and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date. The Company may condition the replacement of a Warrant reported by the Holder as lost, stolen, destroyed or mutilated upon receipt by the Company from the Holder of an indemnity or security reasonably satisfactory to the Company.

          (f) RIGHTS OF THE HOLDER. The Holder shall not, by virtue of this Warrant, be entitled to any rights of a shareholder of the Company, either at law or equity, and the rights of the Holder are limited to those expressed in this Warrant and the Purchase Agreement executed as of even date herewith among the Company, the Holder and the other purchasers of the Warrant (the "Purchase Agreement").

          (g) TRANSFER; DIVISION; COMBINATION. Subject to the provisions of the Shareholders' Agreement, the transfer of this Warrant is registrable on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the principal office of the Company, together with the Assignment Form annexed hereto duly executed by the Holder or his or her agent or attorney and funds sufficient to pay any stock transfer tax payable upon such transfer. Upon such surrender and payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denominations specified in such instrument of assignment, and this Warrant promptly shall be cancelled. This Warrant may be divided upon presentation hereof at the principal office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the then Holder or such Holder's agent or attorney. Subject to the provisions of this Section (g) and the legend on the cover page of the Warrant as to any transfer that may be involved in such division, the Company shall execute and deliver a new Warrant or Warrants in exchange for this Warrant in accordance with such notice. The Company shall maintain, at its principal office, books for the registration and the registration of transfer of this Warrant.

          (h)  ADJUSTMENTS.

               (1) If at any time or from time to time the Company shall (i) take a record of the holders of the Preferred Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, shares of Preferred Stock, (ii) subdivide the outstanding shares of Preferred Stock into a larger number of shares of Preferred Stock or (iii) combine the outstanding shares of Preferred Stock into a smaller number of shares of Preferred Stock, then the number of shares of Preferred Stock thereafter issuable upon exercise of this Warrant shall be adjusted so as to consist of the same number of shares that a record holder of the number of shares of Preferred Stock issuable upon exercise of this Warrant immediately prior to the happening of such event would own or be entitled to receive after the happening of such event and the Exercise Price shall be adjusted to equal the Exercise Price in effect immediately prior to the adjustment, multiplied by the number of shares of Preferred Stock for which this Warrant is exercisable immediately prior to the adjustment divided by the number of shares for which this Warrant is exercisable immediately after such adjustment. Any adjustments required by this Section (l) shall be made whenever and as often as any specified event requiring an adjustment shall occur. If the Company shall take a record of the holders of the Preferred Stock for the purpose of effecting such distribution, subdivision or combination and shall, thereafter and before such distribution, subdivision, or combination, abandon its plan to pay or deliver such distribution or effect such subdivision or combination, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

               (2) If the Company shall reorganize its capital, reclassify its capital stock, or merge or consolidate with another corporation, and, pursuant to the terms of such reorganization, reclassification, merger or consolidation, the Company is the surviving corporation, then the Holder shall have the right thereafter to receive, upon exercise of this Warrant, such securities or other property receivable, upon or as a result of such reorganization, reclassification, merger or consolidation, by a holder of the number of shares of Preferred Stock issuable upon exercise of this Warrant immediately prior to such event. If the Company shall merge or consolidate into another corporation, or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation and, pursuant to the terms of such merger, consolidation or disposition of assets, securities of the successor or acquiring corporation or other property are to be received by or distributed to the holders of shares of Preferred Stock, then prior to the time such reorganization, reclassification, merger, consolidation or disposition of assets becomes effective, the Company shall have the right to require the Holder to, at the Holder's option, either exercise or surrender this Warrant. However, if (i) the Company does require the Holder to exercise or surrender this Warrant, (ii) the Holder elects to exercise rather than surrender this Warrant and (iii) the fair market value per share of Preferred Stock is less than the Exercise Price at the effective time of such merger, consolidation or disposition of assets, the Holder shall be entitled to exercise this Warrant at the Fair Market Value (as hereinafter defined). If the Company does not require the Holder to exercise this Warrant as provided in this subparagraph, then the Holder shall have the right thereafter to receive, upon exercise of this Warrant, such securities or other property receivable, upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets, by a holder of the number of shares of Preferred Stock issuable upon exercise of this Warrant immediately prior to such event.

          For purposes of this subparagraph (2), the Fair Market Value per share of Preferred Stock shall be the value agreed upon by the Company and RAF Ventures, Inc. ("RAF"). If the Company and RAF are unable to agree on the Fair Market Value then (i) the Company shall select a representative of a nationally recognized accounting firm experienced with the valuation of private companies,
(ii) RAF shall select a representative of a second nationally recognized accounting firm experienced with the valuation of a private companies, (iii) each party shall provide the other party with notice of the representative so selected by it within five days of such selection, (iv) the two representatives so selected shall together choose a representative of a third nationally recognized accounting firm experienced in the valuation of private companies and
(v) the three representatives together shall, within a reasonable period of time, decide the Fair Market Value. If one party fails to select a representative within 15 days after the above notice was sent, the other party's representative shall determine the Fair Market Value. If the two representatives fail to select a third representative within 15 days after notice of the selection of the second representative, either party may cause the representative of the third firm to be selected by the American Arbitration Association in Philadelphia, Pennsylvania. If any representative becomes unavailable, his or her successor shall be chosen by the accounting firm of which he or she is a representative. The Fair Market Value shall be determined by the majority of the representatives of the three nationally recognized accounting firms. If the representatives are unable to reach a majority, then each representative shall specify a Fair Market Value and the Fair Market Value binding upon the parties shall equal one-half of the sum of the two Fair Market Values that are closest in amount to each other; and provided further that, if the highest and lowest Fair Market Values are equidistant in amount from the middle Fair Market Value, the middle Fair Market Value shall be binding on the parties. The Fair Market Value rendered pursuant to this subparagraph (2) shall be final and binding on the parties hereto. The Company and all holders (the "Contesting Holders") who have elected to exercise this Warrant (other than holders that have agreed to accept, in lieu of all rights under this subsection
(h)(2), an amount per share equal to
the value calculated by the Company) shall each bear the fees and expenses of the representative selected by it, and the fees and expenses of the representative of the third nationally recognized accounting firm shall be shared equally by the Company and the Contesting Holders. Each Contesting Holder shall share such fees and expenses in the proportion that the number of Warrant Shares issuable upon exercise of such holder's Warrants bears to the number of Warrant Shares issuable upon exercise of all Warrants held by the Contesting Holders.

               (3)  In order to ensure that the antidilution provisions of the
Section 6(c) of the Certificate of Designations, Preferences and Rights of Class B Convertible Preferred Stock of the Company (the "Designations") are applied to the Warrant Shares issuable hereunder, the Conversion Factor (as defined in Section 6(c) of the Designations) applicable to the Warrant Shares issuable hereunder and the number of shares of Common Stock issuable upon conversion of each Warrant Share issuable hereunder shall be determined and adjusted from time to time in accordance with such Section 6(c) as if all such Warrant Shares were issued and outstanding from the date of this Warrant through the date of such conversion; provided, however, that if the provisions of Section 9.1 of the Purchase Agreement ("Section 9.1") become applicable, the adjustments authorized by this subsection (h)(3) shall be recalculated on the same basis as adjustments to outstanding convertible Preferred Stock then held by the Purchasers (as defined in the Purchase Agreement) would be recalculated in accordance with
Section 9.1.

               (4) On or after January 1, 1996, in case the Company shall issue shares of its Common Stock (excluding shares issued (i) in any of the transactions described in subsections (h)(1), (h)(2), (h)(5), or (h)(7), (ii) upon exercise of options granted to the Company's employees under a plan or plans adopted by the Company's Board of Directors, (iii) upon exercise of options outstanding at May 9, 1995, (iv) upon exercise of this Warrant, (v) pursuant to the exercise or conversion of securities issued in transactions described in subsection (h)(5), (vi) upon conversion of the Preferred Stock of the Company outstanding on May 9, 1995 and (vii) pursuant to Section 7.1 and/or
7.2 of the Purchase Agreement or pursuant to the "Prior Agreement" as defined therein) for a consideration per share (the "Offering Price") less than the Exercise Price, the Exercise Price shall be adjusted immediately thereafter so that it shall equal the Offering Price.

               (5) In case the Company shall issue any securities convertible into or exchangeable for its Common Stock (excluding shares issued pursuant to
Section 7.1 and/or 7.2 of the Purchase Agreement or pursuant to the Prior Agreement) for a consideration per share of Common Stock (the "Conversion Price") initially deliverable upon conversion or exchange of such securities (determined as provided in Section (h)(6) below) less than the Exercise Price per share in effect immediately prior to the issuance of such securities, the Exercise Price shall be adjusted immediately thereafter so that it shall equal the Conversion Price; provided, that if any such securities are not so converted
                      --------
or exchanged prior to their expiration or termination, the Exercise Price shall be readjusted to the Exercise Price which would then be in effect had the adjustments made upon the issuance of such securities been made upon the basis of the number of shares of Common Stock actually delivered upon conversion or exchange of such securities. Such adjustment shall be made successively whenever such an issuance is made.

               (6) For purposes of any computation respecting consideration received pursuant to subsection (h)(4) and (h)(5) above, the following shall apply:

                    (A) in the case of the issuance of shares of Common Stock for cash, the consideration shall be the amount of such cash, provided that in no case shall any deduction be made for any commissions, discounts or other expenses incurred by the Company for any underwriting of the issue or otherwise in connection therewith;

                    (B) in the case of the issuance of shares of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined in good faith by the Board of Directors of the Company (irrespective of the accounting treatment thereof), provided that in no case shall any deduction be made for any commissions, discounts or other expenses incurred by the Company for any underwriting of the issue or otherwise in connection therewith; and

                    (C) in the case of the issuance of securities convertible into or exchangeable for shares of Common Stock, the Conversion Price shall be deemed to be the consideration received by the Company for the issuance of such securities plus the additional consideration, if any, to be received by the Company upon the conversion or exchange thereof (the consideration in each case to be determined in the same manner as provided in clauses (A) and (B) of this Section (h)(6)).

               (7) If, pursuant to Section 7.1 and/or 7.2 of the Purchase Agreement, the Purchasers shall be entitled to receive an additional number of shares of Preferred Stock, the number of Warrant Shares issuable pursuant to this Warrant shall be increased by the number of shares issuable, pursuant to such Sections 7.1 and/or 7.2, to a holder of the number of shares of Preferred Stock issuable upon exercise of this Warrant immediately prior to the occurrence of the events resulting in the issuance of additional Preferred Stock pursuant to such Sections 7.1 and 7.2, and the Exercise Price shall be adjusted to equal the Exercise Price in effect immediately prior to such adjustment multiplied by the number of shares of Preferred Stock for which this Warrant is exercisable immediately prior to such adjustment divided by the number of shares for which this Warrant is exercisable immediately after such adjustment.

               (8)  {INTENTIONALLY OMITTED}

               (9) Upon adjustment to the Exercise Price pursuant to subsections (h)(4) or (h)(5), the number of shares into which this Warrant may be converted shall be adjusted to the product obtained by multiplying the number of shares subject to the exercise of this Warrant immediately prior to the adjustment in the Exercise Price by a fraction, the numerator of which shall be the Exercise Price immediately prior to such adjustment and the denominator of which shall be the Exercise Price immediately thereafter.

               (10) Each adjustment in the Exercise Price pursuant to this Section (h) shall be calculated to the nearest tenth of a cent. Each adjustment to the number of shares issuable pursuant to this Warrant shall be calculated to the nearest hundredth of a share.

               (11) Whenever there is an adjustment in the number or kind of securities to which the Holder is entitled upon exercise of this Warrant, as provided in this Section (h), the Company shall (i) promptly file in the custody of its Secretary a certificate signed by the Chairman of the Board or the President or a Vice President of the Company, showing in detail the facts requiring such adjustment and the number and kind of securities issuable upon exercise of this Warrant after such adjustment, and (ii) cause a copy of such calculation of the adjustment and a notice stating that such adjustment has been effected and stating the number and kind of securities issuable upon exercise of this Warrant to be sent to the Holder.

          (i)  NOTICE OF CORPORATE ACTION.

          If at any time:

               (1) the Company shall take a record of the holders of its Preferred Stock for the purpose of entitling them to receive a dividend (other than a cash dividend payable out of earnings or earned surplus legally available for the payment of dividends under the laws of the jurisdiction of incorporation of the Company) or other distribution, or any right to subscribe for or purchase any evidences of if its indebtedness, any shares or stock of any class or any other securities or property, or to receive any other similar right, or

               (2) there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation, or

               (3) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the company;

               then, the Company shall give to the Holder at least 30 days' prior written notice of the date on which a record date shall be selected for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up. Such notice in accordance with the foregoing clause shall also specify (i) the date on which it is proposed that any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Preferred Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof, or (ii) the date on which it is proposed that any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time has been fixed, as of which the holders of Preferred Stock shall be entitled to exchange their shares of Preferred Stock for securities or other property deliverable upon such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up. Each such written notice shall be sufficiently given if addressed to the Holder at the last address of Holder appearing on the books of the Company and delivered in accordance with Section
(j).

          Failure to mail any notice, or the existence of any defect in any notice, pursuant to this subparagraph (3), shall not affect the legality or validity of any corporate action taken.

          (j) NOTICE GENERALLY. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given, made and received only when delivered (personally, by courier service such as Federal Express or by other messenger) or when deposited in the United States mails, certified or registered mail, return receipt requested, postage prepaid, addressed to the Holder at the address provided to the Company by such Holder or to the Company at 45 Great Valley Parkway, Malvern, Pennsylvania 19355, or such other address as shall have been furnished in writing to the party giving or making such notice, demand or delivery.

          (k) GOVERNING LAW. This Warrant shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.

          IN WITNESS WHEREOF, the Company, intending to be legally bound, has caused this Warrant to be executed by a duly authorized officer as an instrument under seal on this 11th day of April, 1997.

                              ORTHOVITA, INC.

                              By: \s\David S. Joseph
                                 ------------------
                                  President

                                 PURCHASE FORM
                                 -------------

                         Dated_________________, 19__


The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing ________ shares of Preferred Stock and hereby makes payment of $__________________ in payment of the Warrant Exercise Price thereof.


_______________________

INSTRUCTIONS FOR REGISTRATION OF PREFERRED STOCK
------------------------------------------------


Name____________________________________________________
       (Please typewrite or print in block letters)

Address_________________________________________________

________________________________________________________

________________________________________________________

Social Security Number
  or other
Tax Identification Number_______________________________

Signature_______________________________________________

                                ASSIGNMENT FORM
                                ---------------


     FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of shares of Preferred Stock set forth below:

Name and Address of Assignee        No. of Shares of Preferred Stock
----------------------------        --------------------------------


and does irrevocably constitute and appoint _______________ Attorney to register such transfer on the books of Orthovita, Inc. maintained for such purpose, with full power of substitution in the premises.


Dated: _____________, 199_

                                              Signature: _______________________

                                                Witness: _______________________

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.